                                                                   Exhibit 10.22

                      THE AMERICAN INSTITUTE OF ARCHITECTS

                               [GRAPHIC OMITTED]

                                    USF&G BOND NO. 72 0120 36208 98 2
                                    Continental Casualty Company & National Fire
                                    Insurance Company Bond No. 159319937

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                                AIA DOCUMENT A312

                                PERFORMANCE BOND

  Any singular reference to Contractor, Surety, Owner or other party shall be considered plural where applicable.

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CONTRACTOR (Name and Address):
     BVZ Power Partners-Batesville
     11401 Lamar Avenue
     Overland Park, KS 66211

OWNER (Name and Address):
     LSP Energy Limited Partnership
     c/o LS Power, LLC
     Two Tower Center, 10th Floor
     East Brunswick, NJ 08816

SURETY (Name and Principal Place of Business):

     United States Fidelity and Guaranty Company
     P.O. Box 1138
     Baltimore, MD 21203-1138 (410) 547-3000

     Continental Casualty Company
     National Fire Insurance Company of Hartford
     CNA Plaza
     Chicago, IL 60685 (312) 822-5000

CONSTRUCTION CONTRACT
     Date:   July 22, 1998                                     ($239,998,300.00)
     Amount: TWO HUNDRED THIRTY NINE MILLION NINE HUNDRED NINETY EIGHT THOUSAND
             THREE HUNDRED & NO/100 DOLLARS
     Description (Name and Location): Design, Engineer, Procure, Construct,
                                      Start-up and Test Nominal 800 Megawatt
                                      Gas-Fired, Electric Generation Plant.
                                      Batesville, MS

BOND
     Date:   (Not earlier than Construction Contract Date): August 13, 1998
                                                               ($239,998,300.00)
     Amount: TWO HUNDRED THIRTY NINE MILLION NINE HUNDRED NINETY EIGHT THOUSAND
             THREE HUNDRED & NO/100 DOLLARS
     Modifications to this Bond:     |X| None                      |_|See Page 3

CONTRACTOR AS PRINCIPAL              SURETY
Company:        (Corporate Seal)     Company:                   (Corporate Seal)
H.B. Zachry Company General Partner  United States Fidelity and Guaranty Company


Signature: /s/ John G. Berra           Signature: /s/ Janet L. Rehkop
           ----------------------------           ------------------------------
Name and Title: John G. Berra,         Name and Title: Janet L. Rehkop,
                Vice President                         Attorney-in-Fact

(Any additional signatures appear on page 3)


--------------------------------------------------------------------------------
(FOR INFORMATION ONLY-NAME, ADDRESS and Telephone)
AGENT or BROKER:                  OWNER'S REPRESENTATIVE (Architect, Engineer or
                                  other party):

          Lockton Companies
          7400 State Line Rd.
          Prairie Village, KS, 66208

--------------------------------------------------------------------------------

AIA DOCUMENT A312 o PERFORMANCE BOND AND PAYMENT BOND o
DECEMBER 1984 ED. o AIA (R) THE AMERICAN INSTITUTE OF                A312-1984 1
ARCHITECTS, 1735 NEW YORK AVE., N.W., WASHINGTON, D.C. 20006
THIRD PRINTING o MARCH 1987
Contract 372 (12-87)

1 The Contractor and the Surety, jointly and severally, bind themselves, their heirs, executors, administrators, successors and assigns to the Owner for the performance of the Construction Contract, which is incorporated herein by reference.

2 If the Contractor performs the Construction Contract, the Surety and the Contractor shall have no obligation under this Bond, except to participate in conferences as provided in Subparagraph 3.1.

3 If there is no Owner Default, the Surety's obligation under this Bond shall arise after:

     3.1 The Owner has notified the Contractor and the Surety at its address described in Paragraph 10 below that the Owner is considering declaring a Contractor Default and has requested and attempted to arrange a conference with the Contractor and the Surety to be held not later than fifteen days after receipt of such notice to discuss methods of performing the Construction Contract. If the Owner, the Contractor and the Surety agree, the Contractor shall be allowed a reasonable time to perform the Construction Contract, but such an agreement shall not waive the Owner's right, if any subsequently to declare a Contractor Default; and

     3.2 The Owner has declared a Contractor Default and formally terminated the Contractor's right to complete the contract. Such Contractor Default shall not be declared earlier than twenty days after the Contractor and the Surety have received notice as provided in Subparagraph 3.1; and

     3.3 The Owner has agreed to pay the Balance of the Contract Price to the Surety in accordance wit the terms of the Construction Contract or to a contractor selected to perform the Construction Contract in accordance with the terms of the contract with the Owner.

4 When the Owner has satisfied the conditions of Paragraph 3, the Surety shall promptly and at the Surety" expense take one of the following actions:

     4.1 Arrange for the Contractor, with consent of the Owner, to perform and complete the Construction Contract; or

     4.2 Undertake to perform and complete the Construction Contract itself, through its agents or through independent contractors; or

     4.3 Obtain bids or negotiated proposals from qualified contractors acceptable to the Owner for a contract for performance and completion of the Construction Contract, arrange for a contract to be prepared for execution by the Owner and the contractor selected with the Owner's concurrence, to be secured with performance and payment bonds executed by a qualified surety equivalent o the bonds issued on the Construction Contract, and pay to the Owner the amount of damages as described in Paragraph 6 in excess of the Balance of the Contract Price incurred by the Owner resulting from the Contractor's default; or

     4.4 Waive its right to perform and complete, arrange for completion, or obtain a new contractor and with reasonable promptness under the circumstances:

           .1 After investigation, determine the amount fore which it maybe liable to the Owner and, as soon as practicable after the amount is determined, tender payment therefor to the Owner; or

           .2 Deny liability in whole or in part and notify the Owner citing reasons therefor.

5 If the Surety does not proceed as provided in Paragraph 4 with reasonable promptness, the Surety shall be deemed to be in default on this Bond fifteen days after receipt of an additional written notice from the Owner to the Surety demanding that the Surety perform its obligations under this Bond, and the Owner shall be entitled to enforce any remedy available to the Owner. If the Surety proceeds as provided in Subparagraph 4.4, and the Owner refuses the payment tendered or the Surety has denied liability, in whole or in part, without further notice the Owner shall be entitled to enforce any remedy available to the Owner.

6 After the Owner has terminated the Contractor's right to complete the Construction Contract, and if the Surety elects to act under Subparagraph 4.1, 4.2, or 4.3 above, then the responsibilities of the surety to the Owner shall not be greater than those of the Contractor under the Construction Contract, and the responsibilities of the Owner to the Surety shall not be greater than those of the Owner under the Construction Contract. To the limit of the amount of this Bond, but subject to commitment by the Owner of the Balance of the Contract Price to mitigation or costs and damages on the Construction Contract, the Surety is obligated without duplication for:

     6.1 The responsibilities of the Contractor for correction of defective work and completion of the Construction Contract;

     6.2 Additional legal, design professional and delay costs resulting from the Contractor's Default,

--------------------------------------------------------------------------------

AIA DOCUMENT A312 o PERFORMANCE BOND AND PAYMENT BOND o
DECEMBER 1984 ED. o AIA (R) THE AMERICAN INSTITUTE OF                A312-1984 1
ARCHITECTS, 1735 NEW YORK AVE., N.W., WASHINGTON, D.C. 20006
THIRD PRINTING o MARCH 1987
Contract 372 (12-87)
           and resulting from the actions or failure to act of the Surety under Paragraph 4; and

     6.3 Liquidated damages, or if no liquidated damages, or if no liquidated damages are specified in the Construction Contract, actual damages caused by delayed performance or non-performance of the Contractor.

7 The Surety shall not be liable to the Owner or others for obligations of the Contractor that are unrelated to the Construction Contract, and the Balance of the Contract Price shall not be reduced or set off on account of any such unrelated obligations. No right of action shall accrue on this Bond to any person or entity other than the Owner or its heirs, executors, administrators or successors.

8 The Surety hereby waives notice of any change, including changes of time, to the Construction Contract or to related subcontracts, purchase orders and other obligations.

9 Any proceeding, legal or equitable, under this Bond may be instituted in any court of competent jurisdiction in the location in which the work or part of the work is located and shall be instituted within two years after Contractor Default or within two years after the Contractor ceased working or within two years after the Surety refuses or fails to perform its obligations under this Bond, whichever occurs first. If the provisions of this Paragraph are void or prohibited by law, the minimum period of limitation available to sureties as a defense in the jurisdiction of the suit shall be applicable.

10 Notice to the Surety, the Owner or the Contractor shall be mailed or delivered to the address shown on the signature page.

11 When this Bond has been furnished to comply with a statutory or other legal requirement in the location where the construction was to be performed, any provision in this Bond conflicting with said statutory or legal requirement shall be deemed deleted herefrom and provisions conforming to such statutory or other legal requirement shall be deemed incorporated herein. The intent is that this Bond shall be construed as a statutory bond and not as a common law bond.

12   DEFINITIONS

     12.1 Balance of the Contract Price: The total amount payable by the Owner to the Contractor under the Construction Contract after all proper adjustments have been made, including allowance to the Contractor of any amounts received or to be received by the Owner in settlement of insurance or other claims for damages to which the Contractor is entitled, reduced by all valid and proper payments made to or on behalf of the Contractor under the Construction Contract.

     12.2 Construction Contract: The agreement between the Owner and the Contractor identified on the signature page, including all Contract Documents and changes thereto.

     12.3 Contractor Default: Failure of the Contractor, which has neither been remedied nor waived, to perform or otherwise to comply with the terms of the Construction Contracts.

     12.4 Owner Default: Failure of the Owner, which has neither been remedied nor waived, to pay the Contractor as required by the Construction Contracts or to perform and complete or comply with the other terms thereof.

MODIFICATIONS TO THIS BOND ARE AS FOLLOWS:


/s/ Charles F. Porter
------------------------------------------------
Charles F. Porter, MS Resident Agent

(Space is provided below for additional signatures of added parties, other than those appearing on the cover page.)

CONTRACTOR AS PRINCIPAL              SURETY
Company:        (Corporate Seal)     Company:                   (Corporate Seal)
Black & Veatch Construction, Inc.    National Fire Insurance Company of Hartford
a General Partner


Signature: /s/ Ronald J. Ott         Signature: /s/ Janet L. Rehkop
           --------------------------           ------------------------------
Name and Title: Ronald J. Ott,       Name and Title: Janet L. Rehkop,
                Vice President                       Attorney-in-Fact
Address: 11401 Lamar Ave.,           Address: CAN Plaza, Chicago, IL  606
         Overland Park, KS  66211

--------------------------------------------------------------------------------

AIA DOCUMENT A312 o PERFORMANCE BOND AND PAYMENT BOND o
DECEMBER 1984 ED. o AIA (R) THE AMERICAN INSTITUTE OF                A312-1984 1
ARCHITECTS, 1735 NEW YORK AVE., N.W., WASHINGTON, D.C. 20006
THIRD PRINTING o MARCH 1987
Contract 372 (12-87)

                      THE AMERICAN INSTITUTE OF ARCHITECTS

                               [GRAPHIC OMITTED]

                                    USF&G BOND NO. 72 0120 36208 98 2
                                    Continental Casualty Company & National Fire
                                    Insurance Company Bond No. 159319937

--------------------------------------------------------------------------------

                                AIA DOCUMENT A312

                                  PAYMENT BOND

          Any singular reference to Contractor, Surety, Owner or other party shall be considered plural where applicable.

--------------------------------------------------------------------------------

CONTRACTOR (Name and Address):
     BVZ Power Partners-Batesville
     11401 Lamar Avenue
     Overland Park, KS 66211

OWNER (Name and Address):
     LSP Energy Limited Partnership
     c/o LS Power, LLC
     Two Tower Center, 10th Floor
     East Brunswick, NJ 08816

SURETY (Name and Principal Place of Business):

     United States Fidelity and Guaranty Company
     P.O. Box 1138
     Baltimore, MD 21203-1138 (410) 547-3000

     Continental Casualty Company
     National Fire Insurance Company of Hartford
     CNA Plaza
     Chicago, IL 60685 (312) 822-5000

CONSTRUCTION CONTRACT
     Date:   July 22, 1998                                     ($239,998,300.00)
     Amount: TWO HUNDRED THIRTY NINE MILLION NINE HUNDRED NINETY EIGHT THOUSAND
             THREE HUNDRED & NO/100 DOLLARS
     Description (Name and Location): Design, Engineer, Procure, Construct,
                                      Start-up and Test Nominal 800 Megawatt
                                      Gas-Fired, Electric Generation Plant.
                                      Batesville, MS

BOND
     Date:   (Not earlier than Construction Contract Date): August 13, 1998
                                                               ($239,998,300.00)
     Amount: TWO HUNDRED THIRTY NINE MILLION NINE HUNDRED NINETY EIGHT THOUSAND
             THREE HUNDRED & NO/100 DOLLARS
     Modifications to this Bond:     |X| None                      |_|See Page 6

CONTRACTOR AS PRINCIPAL              SURETY
Company:        (Corporate Seal)     Company:                   (Corporate Seal)
H.B. Zachry Company General Partner  United States Fidelity and Guaranty Company


Signature: /s/ John G. Berra           Signature: /s/ Janet L. Rehkop
           ----------------------------           ------------------------------
Name and Title: John G. Berra,         Name and Title: Janet L. Rehkop,
                Vice President                         Attorney-in-Fact

(Any additional signatures appear on page 6)


--------------------------------------------------------------------------------
(FOR INFORMATION ONLY-NAME, ADDRESS and Telephone)
AGENT or BROKER:                  OWNER'S REPRESENTATIVE (Architect, Engineer or
                                  other party):

          Lockton Companies
          7400 State Line Rd.
          Prairie Village, KS, 66208

--------------------------------------------------------------------------------

AIA DOCUMENT A312 o PERFORMANCE BOND AND PAYMENT BOND o
DECEMBER 1984 ED. o AIA (R) THE AMERICAN INSTITUTE OF                A312-1984 1
ARCHITECTS, 1735 NEW YORK AVE., N.W., WASHINGTON, D.C. 20006
THIRD PRINTING o MARCH 1987
Contract 372 (12-87)

1 The Contractor and the Surety, jointly and severally, bind themselves, their heirs, executors, administrators, successors and assigns to the Owner to pay for labor, materials and equipment furnished for use in the performance of the Construction Contract, which is incorporated hereby by reference.

2 With respect to the Owner, this obligation shall be null and void if the
Contractor:

     2.1 Promptly makes payment, directly or indirectly, for all sums due Claimants, and

     2.2 Defends, indemnifies and holds harmless the Owner from claims, demands, liens or suits by any person or entity whose claim, demand, lien or suit is for the payment for labor, materials or equipment furnished for use in the performance of the Construction Contract, provided the Owner has promptly notified the Contractor and the Surety (at the address described in Paragraph 12) of any claims, demands, liens or suits and tendered defense of such claims, demands, liens or suits to the Contractor and the Surety, and provided there is no Owner Default.

3 With respect to Claimants, this obligation shall be null and void if the Contractor promptly makes payment, directly or indirectly, for all sums due.

4 The Surety shall have no obligation to Claimants under this Bond until:

     4.1 Claimants who are employed by or have a direct contract with the Contractor have given notice to the Surety (at the address described in Paragraph 12) and sent a copy, or notice thereof, to the Owner, stating that a claim is being made under this Bond and, with substantial accuracy, the amount of the claim.

     4.2 Claimants who do not have a direct contract with the Contractor:

           .1 Have furnished written notice to the Contractor and sent a copy, or notice thereof, to the Owner, within 90 days after having last performed labor or last furnished materials or equipment included in the claim stating, with substantial accuracy, the amount of the claim and the name of the party to whom the materials were furnished or supplied or for whom the labor was done or performed; and

           .2 Have either received a rejection in whole or in part from the Contractor, or not received within 30 days of furnishing the above notice any communication from the Contractor by which the Contractor has indicated the claim will be paid directly or indirectly; and

           .3 Not having been paid within the above 30 days, have sent a written notice to the Surety (at the address described in Paragraph 12) and sent a copy, or notice thereof, to the Owner, stating that a claim is being made under this Bond and enclosing a copy of the previous written notice furnished to the Contractor.

5 If a notice required by Paragraph 4 is given by the Owner to the Contractor or to the Surety, that is sufficient compliance.

6 When the Claimant has satisfied the conditions of Paragraph 4, the Surety shall promptly and at the Surety's expense take the following actions:

     6.1 Send an answer to the Claimant, with a copy to the Owner, within 45 days after receipt of the claim, stating the amounts that are undisputed and the basis for challenging any amounts that are disputed.

     6.2 Pay or arrange for payment of any undisputed amounts.

7 The Surety's total obligation shall not exceed the amount of this Bond, and the amount of this Bond shall be credited for any payments made in good faith by the Surety.

8 Amounts owed by the Owner to the Contractor under the Construction Contract shall be used for the performance of the Construction Contract and to satisfy claims, if any, under any Construction Performance Bond. By the Contractor furnishing and the Owner accepting this Bond, they agree that all funds earned by the Contractor in the performance of the Construction Contract are dedicated to satisfy obligations of the Contractor and the Surety under this Bond, subject to the Owner's priority to use the funds for the completion of the work.

9 The Surety shall not be liable to the Owner, Claimants or others for obligations of the Contractor that are unrelated to the Construction Contract. The Owner shall not be liable for payment of any costs or expenses of any Claimant under this Bond, and shall have under this Bond no obligations to make payments to, gives notices on behalf of, or otherwise have obligations to Claimants under this Bond.

10 The Surety hereby waives notice of any change, including changes of time, to the Construction Contract or to related subcontracts, purchase orders and other obligations.

--------------------------------------------------------------------------------

AIA DOCUMENT A312 o PERFORMANCE BOND AND PAYMENT BOND o
DECEMBER 1984 ED. o AIA (R) THE AMERICAN INSTITUTE OF                A312-1984 1
ARCHITECTS, 1735 NEW YORK AVE., N.W., WASHINGTON, D.C. 20006
THIRD PRINTING o MARCH 1987
Contract 372 (12-87)

11 No suit or action shall be commenced by a Claimant under this Bond other than a court of competent jurisdiction in the location in which the work or part of the work is located or after the expiration of one year from the date (1) on which the Claimant gave the notice required by Subparagraph 4.1 or Clause 4.2.3, or (2) on which the last labor or service was performed by anyone or the last materials or equipment were furnished by anyone under the Construction Contract, whichever of (1) or (2) first occurs. If the provisions of this Paragraph are void or prohibited by law, the minimum period of limitation available to sureties as a defense in this jurisdiction of the suit shall be applicable.

12 Notice to the Surety, the Owner or the Contractor shall be mailed or delivered to the address shown on the signature page. Actual receipt of notice by Surety, the Owner or the Contractor, however accomplished, shall be sufficient compliance as of the date received at the address shown on the signature page.

13 When this Bond has been furnished to comply with a statutory or other legal requirement in the location where the construction was to be performed, any provision in this Bond conflicting with said statutory or legal requirement shall be deemed deleted herefrom and provisions conforming to such statutory or other legal requirement shall be deemed incorporated herein. The intent is that this Bond shall be construed as a statutory bond and not as a common law bond.

14 Upon request by any person or entity appearing to be a potentially beneficiary of this Bond, the Contractor shall promptly furnish a copy of this Bond or shall permit a copy to be made.

15 DEFINITIONS

     15.1 Claimant: An individual or entity having a direct contract with the Contractor or with a subcontractor of the Contractor to furnish labor, materials or equipment for use in the performance of the Contractor. The intent of this Bond shall be to include without limitation in the terms "labor, materials or equipment" that part of water, gas, power, light, heat, oil, gasoline, telephone service or rental equipment used in the Construction Contract, architectural and engineering services required for performance of the work of the Contractor and the Contractor's subcontractors, and all other items for which a mechanic's lien may be asserted in the jurisdiction where the labor, materials or equipment were furnished.

     15.2 Construction Contract: The agreement between the Owner and the Contractor identified on the signature page, including all Contract Documents and changes thereto.

     15.3 Owner Default: Failure of the Owner, which has neither been remedied nor waived, to pay the Contractor as required by the Construction Contract or to perform and complete or comply with the other terms thereof.

MODIFICATIONS TO THIS BOND ARE AS FOLLOWS:


/s/ Charles F. Porter
------------------------------------------------
Charles F. Porter, MS Resident Agent

(Space is provided below for additional signatures of added parties, other than those appearing on the cover page.)

CONTRACTOR AS PRINCIPAL              SURETY
Company:        (Corporate Seal)     Company:                   (Corporate Seal)
Black & Veatch Construction, Inc.    National Fire Insurance Company of Hartford
a General Partner


Signature: /s/ Ronald J. Ott         Signature: /s/ Janet L. Rehkop
           --------------------------           ------------------------------
Name and Title: Ronald J. Ott,       Name and Title: Janet L. Rehkop,
                Vice President                       Attorney-in-Fact
Address: 11401 Lamar Ave.,           Address: CAN Plaza, Chicago, IL  606
         Overland Park, KS  66211

--------------------------------------------------------------------------------

AIA DOCUMENT A312 o PERFORMANCE BOND AND PAYMENT BOND o
DECEMBER 1984 ED. o AIA (R) THE AMERICAN INSTITUTE OF                A312-1984 1
ARCHITECTS, 1735 NEW YORK AVE., N.W., WASHINGTON, D.C. 20006
THIRD PRINTING o MARCH 1987
Contract 372 (12-87)